SECURITIES AND EXCHANGE COMMISSION

					Washington, DC 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):  May 1, 2002


		      	PATRIOT TRANSPORTATION HOLDING, INC.
                (Exact name of registrant as specified in its charter)


         Florida				0-17554		       59-2924957
(State or other 			(Commission File Number)	(IRS Employer
jurisdiction of incorporation                                Identification
                                                             Number)

                   1801 Art Museum Drive, Jacksonville, Florida  32207
                         (Address of principal executive offices)

      Registrant's telephone number, including area code (904) 396-5733


The Exhibit Index appears on page 4 of this report.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 1, 2002, the Board of Directors of Patriot Transportation
Holding, Inc. (the "Company"), upon recommendation of its Audit Committee, dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Company's principal public accountants and engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2002.

Deloitte & Touche's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended September 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended September 30, 2001 and the subsequent interim periods through the date of cessation of the client-auditor relationship, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated May 8, 2002, stating its agreement with such statements.

During the Company's two most recent fiscal years ended September 30, 2001 and the subsequent interim periods through April 30, 2002, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.
         Exhibit 16  --	Letter from Deloitte & Touche LLP to
                        the Securities and Exchange Commission dated
                        May 8, 2002.

         Exhibit 99  -- Press release dated May 1, 2002
                        relating to the replacement of the Company's principal public accountants.


   				          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 8, 2002	 		PATRIOT TRANSPORTATION HOLDING, INC.


                                  	By /s/ John E. Anderson
                                      --------------------------------
			          		  John E. Anderson
				      	  President and
					        Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.				DESCRIPTION
16	                 Letter from Deloitte & Touche LLP to the
                       Securities and Exchange Commission dated May 8,
                       2002.

99	                 Press Release dated May 1, 2002 relating to the
                       replacement of the Company's principal public
                       accountants.


